Value Line Convertible Fund, Inc.
(VALCX)

S U M M A R Y P R O S P E C T U S
S E P T E M B E R 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated September 1, 2010, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

Investment Objective

The Fund’s investment objective is to seek high current income together with capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.76%
Less Management Fee and 12b-1 Fee Waiver*	-0.275%
Net Expenses	1.485%

*
Effective September 1, 2010 through August 31, 2011, EULAV Asset Management, LLC (the “Adviser”) and EULAV Securities, Inc. (the “Distributor”) contractually agreed to waive a portion of the management fee equal to 0.125% of the Fund’s average daily net assets and a portion of the 12b-1 fee equal to 0.15% of the Fund’s average daily net assets, respectively. The waivers cannot be terminated without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Convertible Fund	$151	$527	$928	$2,050

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies of the Fund

To achieve the Fund’s investment objective, under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in U.S. “convertible securities” — that is bonds, debentures, corporate notes, or preferred stocks, which are convertible into common stock. The Fund will provide its shareholders with at least 60 days prior notice of any change in this policy. The Fund may also invest up to 20% of its net assets in non-convertible debt or equity securities, U.S. government securities, warrants, repurchase agreements or money market instruments.

The Fund may invest in Rule 144A securities and in both investment-grade and, without restriction, in lower rated, high yielding securities (“junk bonds”). Junk bonds are typically rated below investment grade by one or more of the rating agengies or, if not rated, are determined to be of equivalent quality by Adviser.

In selecting securities for purchase or sale, the Adviser relies on the Value Line Ranking System for convertible securities. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Adviser’s evaluation of the convertible security begins with its ranking of the underlying common stock, using the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”). The rank for the common stock is then combined with the Adviser’s evaluation of the convertible security. The Fund principally invests in convertible securities issued by companies in the United States with a market capitalization of $1.5 billion or more at the time of investment and ranked 1, 2 or 3 by the Ranking Systems. The Adviser analyzes the securities provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment and its liquidity. The Adviser may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. The Fund’s portfolio is actively traded.

Principal Risks of Investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.

Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. High-yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Issuers of lower rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates.

Other risks that you assume when investing in the Fund are those associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earnings reports. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole. There is also the risk that any of the Fund’s holdings could have its credit rating downgraded or the issuer could default, or there could be a sharp rise in interest rates causing the value of certain of the Fund’s securities to fall. Unlike debt securities, which have a preference to an issuer’s assets in case of liquidation or bankruptcy, equity securities are entitled to the residual value after the issuer meets its other obligations.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which tend to fluctuate more than bond prices and by changes in interest rates.

The Fund has a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund’s performance.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

The Fund’s use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to sell a security at a lower price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund’s performance.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 12.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index which is a broad based market index. These returns are also compared to the Merrill Lynch Convertible Index which is a more narrow index that more closely reflects the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q3 2009 12.01%
Worst Quarter: Q4 2008 –19.84%

As of July 31, 2010, the Fund had a year-to-date total return of 2.49%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Value Line Convertible Fund
Return before taxes	28.06%	1.43%	0.66%
Return after taxes on distributions	27.62	0.61	–0.80
Return after taxes on distributions and sale of Fund shares	18.22	0.97	–0.19
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	–0.95%
Merrill Lynch Convertible Index (reflects no deduction for fees, expenses of taxes)	45.63%	3.62%	3.30%

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management, LLC.

Portfolio Manager. Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been the portfolio manager of the Fund since 2001.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729.

Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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